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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2002


                         CARRAMERICA REALTY CORPORATION
             (Exact name of registrant as specified in its charter)




          Maryland                     1-11706                 52-1796339
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)




       1850 K Street, NW, Suite 500
              Washington, DC                                   20006
   (Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 729-1700

                                 Not applicable
          (Former name or former address, if changed since last report)





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Item 5.  Other Events

         As part of an ongoing desire to provide information about us in a manner that is easier to update on a regular basis, we are filing with this report as Exhibit 99.1 a description of the material U.S. federal income tax consequences relating to the taxation of us as a REIT and the ownership and sale of our securities. This Exhibit 99.1 replaces and supersedes prior descriptions of the federal income tax treatment of us and our stockholders to the extent that they are inconsistent with the description contained in this Form 8-K and is incorporated herein by reference.

Item 7.  Exhibits

         The following exhibit is filed as part of this report:

99.1 Description of material U.S. federal income tax consequences relating to the taxation of CarrAmerica Realty Corporation as a REIT and the ownership and disposition of CarrAmerica Realty Corporation common stock













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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CARRAMERICA REALTY CORPORATION



Date:  April 19, 2002                        By: /s/ Stephen E. Riffee
                                                 ------------------------------
                                                  Stephen E. Riffee,
                                                  Chief Financial Officer